UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013 (August 13, 2013)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Executive Employment Agreements

On August 13, 2013, NewLink Genetics Corporation (the "Company" or "Registrant") entered into amendments to certain employment agreements between the Company and the respective executive officer of the Company (the "Agreements"), as further described below.
The Agreement for Dr. Charles J. Link, Jr. was amended to, among other things, (i) add a provision to include, in the event of termination without cause or for good reason, a bonus payout equal to the most recent annual bonus paid to Dr. Link, (ii) add a provision to include, in the event of termination in connection with a change in control, a bonus payout equal to two times the most recent annual bonus paid to Dr. Link, and (iii) reduce the term of COBRA coverage from twenty-four (24) to eighteen (18) months in connection with the events described in parts (i) and (ii) of this sentence.
The Agreement for Dr. Nicholas N. Vahanian was amended to, among other things, (i) add a provision to include, in the event of termination without cause or for good reason, a bonus payout equal to the most recent annual bonus paid to Dr. Vahanian, (ii) add a provision to include, in the event of termination in connection with a change in control, a bonus payout equal to one and one-half (1.5) times the most recent annual bonus paid to Dr. Vahanian, and (iii) increase the term of COBRA coverage and base salary to be received from twelve (12) to eighteen (18) months in connection with the events described in parts (i) and (ii) of this sentence.
The Agreement for Mr. Gordon H. Link, Jr. was amended to, among other things, (i) add a provision to include, in the event of termination in connection with a change in control, a bonus payout equal to the most recent annual bonus paid to Mr. Link and (ii) increase the term of COBRA coverage and salary to be received from six (6) to twelve (12) months in connection with the events described in part (i) of this sentence.
The Agreement for Dr. W. Jay Ramsey was amended to, among other things, (i) add a provision to include, in the event of termination in connection with a change in control, a bonus payout equal to the most recent annual bonus paid to Dr. Ramsey and (ii) increase the term of COBRA coverage and salary to be received from six (6) to twelve (12) months in connection with the events described in part (i) of this sentence.
The foregoing descriptions of the Agreements are qualified in their entirety by reference to the amendments to the Agreements filed as exhibits to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and Charles J. Link, Jr.
10.2	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and Nicholas N. Vahanian.
10.3	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and Gordon H. Link, Jr.
10.4	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and W. Jay Ramsey.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    August 14, 2013

NewLink Genetics Corporation

By:	/s/ Gordon H. Link, Jr.
Gordon H. Link, Jr.
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and Charles J. Link, Jr.
10.2	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and Nicholas N. Vahanian.
10.3	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and Gordon H. Link, Jr.
10.4	First Amendment to Employment Agreement, dated as of August 13, 2013, by and between Registrant and W. Jay Ramsey.